                            UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION

                        Washington, DC  20549


                               Form 8-K

                            CURRENT REPORT

                Pursuant to Section 13 or 15(d) of the
                   Securities Exchange Act of 1934



    Date of Report (Date of earliest event reported): October 15, 1997


                         Boatmen's Auto Trust 1996-A
                         ---------------------------
            (Exact name of registrant as specified in its charter)




     United States
     of America             33-95450               Applied For
     -------------          --------               -----------
     (State or other        (Commission File       (IRS employer
     Jurisdiction of        Number)                Identification No.)
     Incorporation


                        Boatmen's Auto Trust 1996-A
                             Transamerica Square
                                NC1-021-03-07
                           401 North Tryon Street
                     Charlotte, North Carolina  28255
                                (704) 386-5000


                  (Address of principal executive offices)
                  ----------------------------------------

    Registrant's telephone number including area code:  (704) 386-5000

Item 5.      Other Events
             ------------

         The Registrant hereby incorporates by reference the information contained in Exhibit 99 hereto in response to this Item 5.


Item 7.      Financial Statements, Pro Forma Financial Statements and Exhibits
             -----------------------------------------------------------------

(c)  Exhibits

99       Monthly Servicing Report for NationsBank, N.A., Boatmen's Auto
         Trust 1996-A

                                SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                       BOATMEN'S  AUTO  TRUST 1996-A
                       -----------------------------
                                (Registrant)



Dated:                             By:   \s\ Leslie J. Fitzpatrick
                                      ----------------------------
                                   Name:     Leslie J. Fitzpatrick
                                   Title:    Senior Vice President
                                   NationsBank, N.A.
                                   (Duly Authorized Officer)

                              INDEX TO EXHIBITS
                              -----------------


Exhibit
Number                             Exhibit
-------                            -------

99        Monthly Servicing Report for NationsBank,N.A., Boatmen's Auto Trust
          1996-A